UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 7, 2004

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER INDUSTRIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

2160 SATELLITE BLVD., SUITE 200, DULUTH, GEORGIA	30097

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(770) 495-5100

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE

Roper Industries, Inc. (the “Company”) will hold meetings on October 7, 2004 with members of the investment community to discuss its previously announced acquisition of TransCore Holdings, Inc. A copy of the investor presentation to be discussed at these meetings is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety. The Company previously announced this acquisition in a Current Report on Form 8-K filed October 6, 2004.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

      Not Applicable

(b) Pro Forma Financial Statements

      Not Applicable

(c) Exhibits

      99.1   Investor Presentation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Industries, Inc.

(Registrant)

BY: /s/ Brian D. Jellison

Brian D. Jellison, Chairman of the Board, President, Chief Executive Officer	Date: October 7, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation.